SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    OCTOBER 14, 2003
                                                     ---------------------------


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5901                  13-2581181
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(State or other                         (Commission            (IRS Employer
jurisdiction of incorporation           File Number)         Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                              10016
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (212) 592-2700
                                                        ------------------------


                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS

         On October 14, 2003, Fab Industries, Inc. (the "Company") issued a press release announcing that to date the Company had not received any bona fide offers to acquire the business. The Company engaged the investment banking firm McFarland Dewey & Co., LLC in November 2002 to assist with the sale of the business. The Board of Directors is considering the Company's alternatives.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 14, 2003, the Company also announced its results of operations for the quarter ended August 30, 2003. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FAB INDUSTRIES, INC.


Dated:  October 14, 2003           By:  /s/ Samson Bitensky
                                        ---------------------------------------
                                        Samson Bitensky
                                        Chairman of the Board and Chief
                                        Executive Officer


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                                INDEX TO EXHIBITS


99.1              Press Release, dated October 14, 2003.